    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 2001

                                                    REGISTRATION  NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ------------

                              NUEVO ENERGY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                                      76-0304436
    (STATE OR OTHER JURISDICTION                                         (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)                                    IDENTIFICATION NUMBER)

               1021 MAIN STREET, SUITE 2100, HOUSTON, TEXAS 77002
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              NUEVO ENERGY COMPANY
                            1999 STOCK INCENTIVE PLAN
                              (FULL TITLE OF PLAN)

                               BRUCE K. MURCHISON
                          1021 MAIN STREET, SUITE 2100
                              HOUSTON, TEXAS 77002
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (713) 652-0706
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                             HAYNES AND BOONE, LLP
                           1000 LOUISIANA, SUITE 4300
                              HOUSTON, TEXAS 77002
                            ATTN: GEORGE G. YOUNG III
                                 (713) 547-2081

                                  ------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                              PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
                                            AMOUNT TO BE       OFFERING PRICE        AGGREGATE        REGISTRATION
 TITLE OF SECURITIES TO BE REGISTERED        REGISTERED           PER SHARE        OFFERING PRICE         FEE
-------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per
share (1) (2) (3)                              100,000            $13.35             $1,335,000          $333.75
===================================================================================================================

(1) Including preferred stock purchase rights issued under the Company's Shareholders Rights Plan, dated March 5, 1997.
(2) In addition pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Stock Incentive Plan described herein.
(3) Computed pursuant to Rule 457(c) and 457(h) of the Securities Act, based on the average of the high and low sale prices, as reported on the New York Stock Exchange on September 26, 2001 ($13.35).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This Registration Statement is being filed for the purpose of registering in accordance with Instruction E of Form S-8 an additional 100,000 shares of common stock, par value $0.01 ("Common Stock"), to be issued pursuant to the 1999 Stock Incentive Plan (the "Plan") of Nuevo Energy Company (the "Company"). The contents of the Company's Registration Statement on Form S-8 (Registration No. 333-87899) filed with the Securities and Exchange Commission on September 28, 1999, (the "1999 Form S-8") are incorporated herein by reference.


          NUEVO ENERGY COMPANY AMENDMENTS TO 1999 STOCK INCENTIVE PLAN

         By means of the 1999 Form S-8, the Company registered 1,000,000 shares of Common Stock issuable under the Plan. On August 23, 2001, the board of directors of the Company amended the Plan to increase the number of shares of Common Stock issuable under the Plan by 100,000. This Registration Statement registers the additional 100,000 shares of Common Stock issuable under the Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

                                                          INCORPORATED BY
EXHIBIT NUMBER                  DESCRIPTION               REFERENCE FROM                 FILED HEREWITH
       5.1                  Opinion of Haynes and                                               X
                                 Boone, LLP

      24.1                    Power of attorney                                    Included in the signature
                                                                                               page

      23.1                   Consent of KPMG LLP                                                X

      23.2                  Consent of Haynes and                                      Included as part of
                                 Boone, LLP                                                Exhibit 5.1

      99.1                  Amendment to the 1999                                               X
                            Stock Incentive Plan

      99.2                1999 Stock Incentive Plan       Exhibit 99.1 of the
                                                        Company's Registration
                                                        Statement on Form S-8,
                                                           Reg. No. 33-87899

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on September 27, 2001.

                                          NUEVO ENERGY COMPANY


                                          By:     /s/ Phillip A. Gobe
                                              ----------------------------------
                                              Phillip A. Gobe
                                              Interim President and Chief
                                              Executive Officer

                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints Phillip A. Gobe and Robert M. King, and each of them (with full power to act alone), as attorney and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on September 27, 2001.

Signature                                                         Title
---------                                                         -----

/s/ Phillip A. Gobe                                               President and Chief Executive Officer
--------------------------------------------------------          (principal executive officer)
Phillip A. Gobe



/s/ Robert M. King                                                Senior Vice President and Chief Financial Officer
--------------------------------------------------------          (principal accounting and financial officer)
Robert M. King


/s/ Robert L. Gerry III                                           Director
--------------------------------------------------------
Robert L. Gerry III


/s/ Gary R. Petersen                                              Director
--------------------------------------------------------
Gary R. Petersen


/s/ Thomas D. Barrow                                              Director
--------------------------------------------------------
Thomas D. Barrow


/s/ Isaac Arnold, Jr.                                             Director
--------------------------------------------------------
Isaac Arnold, Jr.


/s/ David Ross                                                    Director
--------------------------------------------------------
David Ross


/s/ Robert W. Shower                                              Director
--------------------------------------------------------
Robert W. Shower


/s/ Charles M. Elson                                              Director
--------------------------------------------------------
Charles M. Elson


/s/ David H. Batchelder                                           Director
--------------------------------------------------------
David H. Batchelder

                                  EXHIBIT INDEX

                                                           INCORPORATED BY
EXHIBIT NUMBER                  DESCRIPTION                REFERENCE FROM                FILED HEREWITH

       5.1                  Opinion of Haynes and                                               X
                                 Boone, LLP

      24.1                    Power of attorney                                     Included in the signature
                                                                                               page

      23.1                   Consent of KPMG LLP                                                X

      23.2                  Consent of Haynes and                                      Included as part of
                                 Boone, LLP                                                Exhibit 5.1

      99.1                  Amendment to the 1999                                               X
                            Stock Incentive Plan

      99.2                1999 Stock Incentive Plan        Exhibit 99.1 of the
                                                           Company's Registration
                                                           Statement on Form S-8,
                                                           Reg. No. 33-87899